                                                                    Exhibit 10.5

                                   ADDENDUM IX
                                       TO
                         SPRINT PCS MANAGEMENT AGREEMENT

                            DATED AS OF JULY 28, 2004

MANAGER:                iPCS WIRELESS, INC.

SERVICE AREA BTAS:      BLOOMINGTON, IL                       BTA 46
                        CHAMPAIGN-URBANA, IL                  BTA 71
                        CLINTON, IA-STERLING, IL              BTA 86
                        DANVILLE, IL                          BTA 103
                        DAVENPORT, IA-MOLINE, IL              BTA 105
                        DECATUR-EFFINGHAM, IL                 BTA 109
                        GALESBURG, IL                         BTA 161
                        JACKSONVILLE, IL                      BTA 213
                        KANKAKEE, IL                          BTA 225
                        LASALLE-PERU-OTTAWA-STREATOR, IL      BTA 243
                        MATTOON, IL                           BTA 286
                        MT. VERNON-CENTRALIA, IL              BTA 308
                        PEORIA, IL                            BTA 344
                        ST. LOUIS, MO (PARTIAL)               BTA 394
                        SPRINGFIELD, IL                       BTA 426
                        GRAND ISLAND-KEARNEY, NE              BTA 167
                        HASTINGS, NE                          BTA 185
                        LINCOLN, NE (PARTIAL)                 BTA 256
                        NORFOLK, NE                           BTA 323
                        OMAHA, NE (PARTIAL)                   BTA 332
                        BURLINGTON, IA                        BTA 61
                        DES MOINES, IA (PARTIAL)              BTA 111
                        DUBUQUE, IA                           BTA 118
                        FORT DODGE, IA                        BTA 150
                        MARSHALLTOWN, IA                      BTA 283
                        MASON CITY, IA                        BTA 285
                        OTTUMWA, IA                           BTA 337
                        WATERLOO-CEDAR FALLS, IA              BTA 462
                        BATTLE CREEK, MI (PARTIAL)            BTA 33
                        GRAND RAPIDS, MI                      BTA 169
                        LANSING, MI (PARTIAL)                 BTA 241
                        MOUNT PLEASANT, MI                    BTA 307
                        MUSKEGON, MI                          BTA 310
                        SAGINAW-BAY CITY, MI                  BTA 390
                        TRAVERSE CITY, MI                     BTA 446

                        CEDAR RAPIDS, IA                      BTA 70
                        IOWA CITY, IA                         BTA 205
                        TERRE HAUTE, IN (PARTIAL)             BTA 442
                        PETOSKEY, MI                          BTA 345
                        SAULT STE. MARIE, MI                  BTA 409

              This Addendum IX (this "ADDENDUM") contains amendments to the Sprint PCS Management Agreement, the Sprint PCS Services Agreement, the Sprint Trademark and Service Mark License Agreement and the Sprint Spectrum Trademark and Service Mark License Agreement, each of which was entered into on January 22, 1999 by Sprint Spectrum L.P., SprintCom, Inc., WirelessCo, L.P., Sprint Communications Company L.P. and Illinois PCS, L.L.C. After entering into these agreements, Illinois PCS, L.L.C. was merged into iPCS Wireless, Inc. on July 12, 2000. The Management Agreement, Services Agreement and Trademark License Agreements were amended by:

              (1)    Addendum I dated as of January 22, 1999,
              (2)    Addendum II dated as of August 3, 1999,
              (3)    Amended and Restated Addendum III dated as of March 8,
                     2000,
              (4)    Addendum IV dated as of July 12, 2000,
              (5)    Addendum V dated as of December 15, 2000,
              (6)    Addendum VI dated as of February 28, 2001,
              (7)    Addendum VII dated as of August 26, 2002, and
              (8)    Addendum VIII dated as of March 26, 2004.

              The purposes of this Addendum are to (1) acknowledge Manager's exercise of the Mackinac BTA option referenced in Addendum VIII and (2) update the Service Area BTAs and Exhibit 2.1 maps, table, and text to reflect the new additional territory.

              The terms and provisions of this Addendum control over any conflicting terms and provisions contained in the Management Agreement, the Services Agreement, the Trademark License Agreements and the Schedule of Definitions. The Management Agreement, the Services Agreement, the Trademark Licenses Agreements, the Schedule of Definitions and all prior addenda continue in full force and effect, except for express modifications made in this Addendum.

              Capitalized terms used and not otherwise defined in this Addendum have the meaning ascribed to them in the Schedule of Definitions or in prior addenda. Section and Exhibit references are to sections and Exhibits of the Management Agreement unless otherwise noted.

The Management Agreement is modified as follows.

       1. MACKINAC OPTION. Sprint PCS hereby acknowledges that, effective as of June 15, 2004, Manager exercised its option to expand its Service Area to include Sault Ste. Marie, Michigan (BTA #409) and Petoskey, Michigan (BTA #345) (the "Mackinac BTAs") by delivering notice to Sprint PCS in the form of EXHIBIT 8(b)(i) attached to Addendum VIII and completing the build-out as set forth in
EXHIBIT 8(b)(ii) attached to Addendum VIII, in each case, to the satisfaction of Sprint PCS. Accordingly, Manager and Sprint PCS hereby agree that the list of BTAs in Manager's Service Area and Exhibit 2.1 are revised to include the Mackinac BTAs, as described in Section 2 below, effective as of June 15, 2004.

       2. REVISED BUILD-OUT. Effective as of June 15, 2004, the Exhibit 2.1 table and narrative description attached to this Addendum supersedes the Exhibit
2.1 table and narrative description attached to Addendum VIII. Effective as of June 15, 2004, the Exhibit 2.1 map for Michigan attached to this Addendum supersedes the Exhibit 2.1 map for Michigan (Exhibit 2.1 Map part 2 of 3) attached to Addendum VIII. The maps for Illinois and Iowa and Nebraska attached to Addendum VIII (Exhibit 2.1 Map part 1 of 3 and 3 of 3, respectively) remain unchanged.

       2. COUNTERPARTS. This Addendum may be executed in one or more counterparts, including facsimile counterparts, and each executed counterpart will have the same force and effect as an original instrument as if the parties to the aggregate counterparts had signed the same instrument.


            [THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

              The parties have caused this Addendum IX to be executed as of the date first above written.


                                    SPRINT SPECTRUM L.P.


                                    By: /s/ David Bottoms
                                        -------------------------------------
                                        Name:  David Bottoms
                                              -------------------------------
                                        Title: Vice President
                                              -------------------------------


                                    SPRINTCOM, INC.


                                    By: /s/ David Bottoms
                                        -------------------------------------
                                        Name:  David Bottoms
                                              -------------------------------
                                        Title: Vice President
                                              -------------------------------


                                    WIRELESSCO, L.P.


                                    By: /s/ David Bottoms
                                        -------------------------------------
                                        Name:  David Bottoms
                                              -------------------------------
                                        Title: Vice President
                                              -------------------------------


                                    SPRINT COMMUNICATIONS COMPANY L.P.


                                    By: /s/ William K. White
                                        -------------------------------------
                                        Name:  William K. White
                                              -------------------------------
                                        Title: Vice President
                                              -------------------------------


                                    iPCS WIRELESS, INC.

                                    By: /s/ Timothy M. Yager
                                        -------------------------------------
                                        Name:  Timothy M. Yager
                                              -------------------------------
                                        Title: Director, President and Ceo
                                              -------------------------------

                                   EXHIBIT 2.1

                        Amended and Restated Exhibit 2.1
                                  June 15, 2004

TO BE HARD LAUNCHED BY DECEMBER 1999

BTA 46 Bloomington, IL
Coverage of cities of Bloomington, Lincoln, and Pontiac. I-55 coverage from Springfield BTA to Chicago BTA.

BTA 86 Clinton-Sterling, IA/IL
Coverage of city of Sterling. I-88 coverage from Davenport-Moline BTA to Chicago BTA.

BTA 105 Davenport-Moline, IA/IL
Coverage of "Quad Cities" metro area. I-80 coverage from Cedar Rapids BTA to LaSalle-Peru-Ottawa- Streator BTA.

BTA 161 Galesburg, IL
Coverage of city of Galesburg. I-74 from Davenport-Moline BTA to Peoria BTA.

BTA 213 Jacksonville, IL
Coverage of city of Jacksonville. I-72 from Jacksonville to Springfield BTA.

BTA 243 LaSalle-Peru-Ottawa-Streator, IL
Coverage of cities of LaSalle-Peru-Ottawa and Mendota. I-80 from Davenport-Moline BTA to Chicago BTA. Hwy 39 from Chicago BTA to Peoria BTA.

BTA 344 Peoria, IL
Coverage of cities of Peoria and Pekin. I-74 from Galesburg BTA to Bloomington BTA. I-155 from Peoria to Bloomington BTA.

BTA 394 St. Louis, MO
Coverage of southern third of Macoupin County. I-55 from border of Macoupin County and St. Louis BTA to Springfield BTA.

BTA 426 Springfield, IL
Coverage of cities of Springfield, Chatham, and Litchfield. I-55 from St. Louis BTA to Bloomington BTA. I-72 from Jacksonville BTA to Decatur-Effingham BTA.

TO BE HARD LAUNCHED BY DECEMBER 2000

BTA 46 Bloomington, IL
Coverage of city of Clinton. Hwy 51 from Bloomington to Decatur BTA. I-74 from Bloomington to Champaign-Urbana BTA.

BTA 71 Champaign-Urbana, IL
Coverage of cities of Champaign and Urbana. I-74 from Bloomington BTA to Danville BTA. I-72 from Decatur-Effingham BTA to Champaign. I-57 from Kankakee BTA to Mattoon BTA.

BTA 103 Danville, IL
Coverage of city of Danville. I-74 from Champaign-Urbana BTA to Lafayette BTA.

BTA 109 Decatur-Effingham, IL
Coverage of cities of Decatur, Effingham, and Vandalia. I-72 from Springfield BTA to Champaign-Urbana BTA. I-70 from St. Louis BTA to Mattoon BTA. I-57 from Mattoon BTA to Mt. Vernon-Centralia BTA.

BTA 225 Kankakee, IL
Coverage of city of Kankakee. I-57 from Chicago BTA to Champaign-Urbana BTA.

BTA 286 Mattoon, IL
Coverage of cities of Mattoon and Charleston. I-57 from Champaign-Urbana BTA to Decatur-Effingham BTA. I-70 from Decatur-Effingham BTA to Terre Haute BTA.

BTA 308 Mt. Vernon-Centralia BTA, IL
Coverage of cities of Mt. Vernon, Centralia, and Salem. I-64 from St. Louis BTA to Mt. Vernon. I-57 from Decatur-Effingham BTA to Carbondale-Marion BTA.

TO BE HARD LAUNCHED BY JULY 1, 2001

BTA 33 Battle Creek, MI
Coverage of city of Hastings. MI 37 from coverage in Phase I Grand Rapids BTA 169 to MI 43 in Hastings.

BTA 169 Grand Rapids, MI
Coverage of cities of Grand Haven, Grand Rapids, Wyoming, Holland, and Wayland. US 131 from southern BTA border to MI 57. I-96 from eastern BTA border to western BTA border. I-196 from southern BTA border to US 131.

BTA 241 Lansing, MI
Coverage of city of Ionia. I-96 from coverage Phase I Grand Rapids BTA 169 to eastern Ionia County border. MI 21 from I-96 to and including Ionia.

BTA 310 Muskegon, MI

Coverage of city of Muskegon. I-96 from US 31 to eastern BTA border.

BTA 390 Saginaw-Bay City, MI
Coverage of cities of Saginaw, Bay City, Midland, and Birch Run. I-75 from the southern BTA border to US 10. US 10 from Sanford to Essexville.

TO BE HARD LAUNCHED BY OCTOBER 1, 2001

INDIANA:
BTA 442 Terre Haute, IN
I-74 across northern edge of BTA.

MICHIGAN:
BTA 169 Grand Rapids, MI
Coverage of city of Big Rapids. US 131 from MI 57 (Phase I build) to northern BTA border.

BTA 307 Mount Pleasant, MI
Coverage of cities of Alma and Mount Pleasant. US 27 from northern BTA border to southern BTA border.

BTA 390 Saginaw-Bay City, MI
Coverage of cities of Grayling and Roscommon. I-75 from Phase I build at US 10 to MI 72. MI 72 from western BTA border to I-75. US 27 from I-75 to southern BTA border.

BTA 446 Traverse City, MI
Coverage of cities of Traverse City, Cadillac, and Elk Rapids. US 131 from southern BTA border to MI 72. US 31 from MI 37 to Grand Traverse County line. MI 72 from Traverse City to eastern BTA border. US 31 north out of Traverse City to Elk Rapids.

IOWA:
BTA 61 Burlington, IA
Coverage of cities of Keokuk, Burlington, and Mount Pleasant. US 218 from northern BTA border to US 34. US 34 from western BTA border to Burlington. US 61 from Burlington to Keokuk.

BTA 111 Des Moines, IA
Coverage of cities of Prairie City, Pella, Monroe, and Knoxville. IA 163 from eastern BTA border to current Sprint PCS coverage. US 30 from eastern BTA border to current Sprint PCS coverage.

BTA 118 Dubuque, IA
Coverage of cities of Dubuque and Platteville. US 20 from western BTA border to Dubuque. US 151 from southern BTA border to eastern BTA border.

BTA 283 Marshalltown, IA
Coverage of city of Marshalltown. US 30 from Marshalltown to western BTA border.

BTA 337 Ottumwa, IA
Coverage of cities of Ottumwa, Fairfield, and Oskaloosa. US 34 from eastern BTA border to Ottumwa. IA 163 from western BTA border to Oskaloosa.

BTA 462 Waterloo-Cedar Falls, IA
Coverage of cities of Waterloo, Cedar Falls, and Waverly. I-380 from southern BTA border to US 20. US 218 from Waterloo to Waverly. US 20 from Waterloo/Cedar Falls to eastern BTA border.

TO BE HARD LAUNCHED BY OCTOBER 31, 2001

BTA 308 Mt. Vernon-Centralia, IL
I-64 from Mount Vernon to Evansville BTA.

TO BE HARD LAUNCHED BY JANUARY 31, 2002

BTA 70 Cedar Rapids, IA
Coverage of cities of Marion and Anamosa and expansion and fill in of Cedar Rapids metropolitan area. I-80 from southwestern BTA border (east of Iowa City in "right leg" of BTA) to southeastern BTA border (east of Iowa City in "right leg" of BTA). I-80 from southwestern BTA border (west of Iowa City in "left leg" of BTA) to southeastern BTA border (west of Iowa City in "left leg" of BTA). I-380 from Cedar Rapids to northern BTA border. US 151 out of Cedar Rapids to northern BTA border. US 20 from northwestern BTA border to northeastern BTA border.

BTA 111 Des Moines, IA
I-35 from northern BTA border to current Sprint PCS coverage. I-35 from southern BTA border to current Sprint PCS coverage.

BTA 150 Fort Dodge, IA
I-35 from southern BTA border to eastern BTA border.

BTA 205 Iowa City, IA
Coverage of city of Washington and expansion and fill in of Iowa City metropolitan area. I-80 from western BTA border to eastern BTA border. I-380 from Iowa City to IA 22. US 218 from IA 22 to southern BTA border.

BTA 285 Mason City, IA
Coverage of city of Clear Lake. I-35 from southern BTA border to northern BTA border.

BTA 323 Norfolk, NE
Coverage of city of Norfolk. US 81 from southern BTA border to Norfolk. US 275 from Norfolk to eastern BTA border.

BTA 332 Omaha, NE
Coverage of cities of Fremont and Columbus. I-29 from southern BTA border to current Sprint PCS coverage. I-29 from northern BTA border to current Sprint PCS coverage. US 275 from Omaha metropolitan area to Fremont. US 30 from Fremont to Columbus. US 81 from Columbus to northern BTA border. US 275 from
Winslow/Fremont to western BTA border.

BTA 462 Waterloo, IA
Coverage of the city of Independence. IA 150 from US 20 to Independence.

TO BE HARD LAUNCHED BY DECEMBER 2002

BTA 86 Clinton-Sterling, IA/IL
Coverage of city of Clinton. Hwy 61 from Davenport-Moline BTA to Dubuque BTA.

BTA 105 Davenport-Moline, IA/IL
Coverage of cities of Muscatine and Kewanee. Hwy 61 from Davenport to Burlington BTA.

BTA 161 Galesburg
Coverage of city of Monmouth. US Hwy 34 from Galesburg to Monmouth.

BTA 225 Kankakee, IL
Coverage of city of Watseka.

BTA 243 LaSalle-Peru-Ottawa-Streator, IL
Coverage of city of Streator.

BTA 344 Peoria, IL
Coverage of cities of Macomb and Canton.

BTA 426 Springfield, IL
Coverage of cities of Taylorville and Pana. Hwy 29 from Springfield to Pana.

TO BE HARD LAUNCHED BY JUNE 15, 2004

BTA 345 Petoskey, MI
Coverage of city of Mackinaw City.

BTA 409 Sault Ste. Marie, MI
Coverage of Mackinac Island and city of St. Ignace.

TO BE HARD LAUNCHED BY DECEMBER 31, 2004 (ALL BELOW BTAS HAVE BEEN COMPLETED TO DATE.)

BTA 111 Des Moines, IA
Coverage of city of Carroll. US 20 from I-35 to Iowa Falls. US 71 from I-80 to Carroll.

BTA 150 Fort Dodge, IA
Coverage of cities of Fort Dodge and Webster City. US 20 from I-35 to Fort
Dodge.

BTA 167 Grand Island-Kearney, NE
Coverage of cities of Grand Island and Kearney. I-80 from eastern BTA border to western BTA border. US 281 from Grand Island to southern BTA border.

BTA 185 Hastings, NE
Coverage of cities of Hastings and Minden. US 281 from northern BTA border to Hastings. NE 10 from I-80 to Minden. I-80 within Hastings BTA.

BTA 256 Lincoln, NE
Coverage of city of York. I-80 from current Sprint PCS coverage to western BTA border.

BTA 285 Mason City, IA
Coverage of cities of Mason City. US 18 from I-35 to Mason City.

LIMITED SERVICE AREAS

Manager has partial responsibility, or Limited Service Area, in selected BTAs in the Service Area. The Manager's Limited Service Area BTAs are defined below. In all areas where it is noted that Manager will meet Sprint PCS current or planned coverage, Manager will work with Sprint PCS RF staff to determine the exact location of Manager's sites in order to provide contiguous coverage with Sprint PCS.

BTA 33 Battle Creek, MI
-    Barry County ONLY

BTA 111 Des Moines, IA
-    Adams County
-    Taylor County
-    Union County
-    Ringgold County
-    Clarke County
-    Decatur County
-    Lucas County
-    Wayne County
- Warren and Madison Counties ONLY area along I-35 on the boundaries of these counties
-    Carroll County
-    Greene County
-    Audubon County EXCLUDING Sprint PCS current coverage
- Story County EXCLUDING Sprint PCS current coverage and the small area southwest of Sprint PCS coverage near the city of Huxley
-    Hardin County
-    Marion County
- Jasper County along IA 163 from Sprint PCS current coverage towards the city of Pella

BTA 241 Lansing, MI
-    Ionia County ONLY

BTA 256 Lincoln, NE
- All counties except Lancaster County. Lancaster County ONLY along I-80 from western Lancaster County border to Sprint PCS current coverage

BTA 332 Omaha, NE
-    Colfax County
-    Butler County
-    Cuming County
-    Burt County
-    Saunders County ONLY along US 30 from Columbus, NE east to Freemont, NE
-    Dodge County
-    Washington County EXCLUDING Sprint PCS current coverage

-    Douglass County EXCLUDING Sprint PCS current coverage
-    Crawford County
-    Otoe County
-    Nemaha County
-    Freemont County
-    Mills County EXCLUDING Sprint PCS current coverage
-    Montgomery County
-    Page County
-    Platte County
-    Polk County
BTA 332 Omaha, NE, continued
- Cass County ONLY as it borders along I-29 to meet Sprint PCS current coverage
-    Richardson County

BTA 394 St. Louis, MO
-    Macoupin County only

BTA 442 Terre Haute, IN
-    Coverage along I-74 across northern edge of BTA

                    EXHIBIT 2.1 LICENSE AND COVERED POP TABLE

                                                                                 % OF         LICENSED
                                                LICENSED       COVERED          LICENSED       AREA IN
  BTA                BTA NAME                     POPS          POPS              POPS        SQ MILES    LICENSE TYPE
-------------------------------------------------------------------------------------------------------------------------
  46      Bloomington, IL                       230,919        196,115             85%          1,628         D & A

  71      Champaign-Urbana, IL                  220,271        186,292             85%          1,123           D

  86      Clinton-Sterling, IL                  144,881         95,515             66%            619   B (DesMoines MTA)

  103     Danville, IL                          110,501         65,604             59%            348         D & E

  105     Davenport-Moline, IA/IL               432,990        374,071             86%          1,224   B (DesMoines MTA)

  109     Decatur-Effingham, IL                 248,452        158,151             64%          1,129           D

  161     Galesburg, IL                          73,288         42,113             57%            247           D

  213     Jacksonville, IL                       68,988         28,988             42%            238           D

  225     Kankakee, IL                          135,003         92,739             69%            544         D & E

  243     LaSalle-Peru-                         152,765        118,889             78%            859         D & E
          Ottawa-Streator, IL

  286     Mattoon, IL                            63,362         55,092             87%            466           D

  308     Mt. VernonCentralia, IL               121,639         57,393             47%            873   B (St. Louis MTA)

  344     Peoria, IL                            464,192        327,150             70%            868           D

  394     St. Louis, MO (partial)                46,685          7,917             17%            221   B (St. Louis MTA)

  426     Springfield, IL                       264,606        209,710             79%          1,067           D

  167     Grand Island-Kearney, NE              148,879         94,665             64%          9,586     B (Omaha MTA)

  185     Hastings, NE                           72,662         29,760             41%          4,954     B (Omaha MTA)

  256     Lincoln, NE (partial)                  98,295         21,163             22%          5,190     B (Omaha MTA)

  323     Norfolk, NE                           114,281         34,580             30%         11,435     B (Omaha MTA)

  332     Omaha, NE (partial)                   248,801        113,610             46%          9,161     B (Omaha MTA)

  61      Burlington, IA                        138,247         93,468             68%          3,122   B (DesMoines MTA)

  111     Des Moines, IA (partial)              170,885         72,803             43%          7,133   B (DesMoines MTA)

  118     Dubuque, IA                           178,167        101,069             57%          3,211   B (DesMoines MTA)

  150     Fort Dodge, IA                        126,408         42,580             34%          5,001   B (DesMoines MTA)

  283     Marshalltown, IA                       56,860         32,720             58%          1,293   B (DesMoines MTA)

  285     Mason City, IA                        116,468         47,187             41%          3,499   B (DesMoines MTA)

  337     Ottumwa, IA                           124,021         64,183             52%          3,965    B (DesMoines MTA)

  462     Waterloo Cedar Falls, IA              260,616        140,732             54%          5,058    B (DesMoines MTA)

  33      Battle Creek, MI (partial)             54,563         14,825             27%            576     B (Detroit MTA)

  169     Grand Rapids, MI                    1,036,440        800,893             77%          6,170     B (Detroit MTA)

  241     Lansing, MI (partial)                  61,913         39,180             63%            579     B (Detroit MTA)

  307     Mount Pleasant, MI                    128,694         77,651             60%          1,723     B (Detroit MTA)

  310     Muskegon, MI                          218,069        126,451             58%          1,591     B (Detroit MTA)

  390     SaginawBay City, MI                   622,766        358,012             57%          7,226     B (Detroit MTA)

  446     Traverse City, MI                     234,549         91,092             39%          4,622     B (Detroit MTA)

  70      Cedar Rapids, IA                      281,785        197,493             70%          3,763    B (DesMoines MTA)

  205     Iowa City, IA                         124,336        102,875             83%          1,193    B (DesMoines MTA)

  442     Terre Haute, IN (partial)                 738            738            100%             32   A (Indianapolis MTA)

  345     Petoskey, MI                          110,763          1,190              1%          2,324     B (Detroit MTA)

  409     Sault Ste. Marie, MI                   58,024          3,342              6%          3,879     B (Detroit MTA)
============================================================================================================================
          TOTALS                              7,565,772      4,718,001             63%        117,740
----------------------------------------------------------------------------------------------------------------------------

[MAP]